                                                                   EXHIBIT 10.79

                                                                  EXECUTION COPY

                                FOURTH AMENDMENT
                         TO REVOLVING CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and dated as of December 15, 2003 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Company"), the Lenders signing below, and BANK OF AMERICA, N.A., as the Managing Administrative Agent for the Lenders (in such capacity, the "Managing Administrative Agent").

                                    RECITALS

        A. Pursuant to that certain Revolving Credit Agreement dated as of December 17, 2001 by and among the Company, the Lenders from time to time party thereto, the Managing Administrative Agent, the Administrative Agents, the Co-Syndication Agents, the Documentation Agent, and the Other Facility Agents (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Short Term Lenders currently party to the Credit Agreement (the "Existing Short Term Lenders") agreed to extend credit on a short-term basis to the Company on the terms and subject to the conditions set forth therein.

        B. The Short Term Lenders signing below have agreed to extend the Short Term Facility Maturity Date on the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. Extension of Short Term Facility Maturity Date. To reflect the agreement of the Company and those Short Term Lenders signing this Amendment to extend the Short Term Facility Maturity Date, effective as of the Effective Date (as defined in Paragraph 6 below), the definition of the term "Short Term Facility Maturity Date" set forth in the Glossary to the Credit Agreement is hereby amended by deleting the date "December 15, 2003" set forth therein and replacing the same with the date "December 13, 2004."

        2. Addition of New Lenders. To reflect the fact that certain financial institutions which are not currently Short Term Lenders may desire to become Short Term Lenders under the Credit Agreement, any such financial institution signing below as an "Applicant Financial Institution" (and defined herein as such) shall become a "Short Term Lender" under the Credit Agreement as of the Effective Date, and shall be deemed approved by each of the Company and the Managing Administrative Agent pursuant to Paragraph 14(a) of the Credit Agreement, on the following terms and conditions:

               (a) Each such Applicant Financial Institution hereby acknowledges and agrees that from and after the Effective Date it will be a "Short Term Lender" under the Credit

Agreement and the other Credit Documents with all the rights and benefits and with all the obligations of the Short Term Lenders thereunder.

               (b) On and after the Effective Date, the Maximum Short Term Facility Commitment and Short Term Swing Line Commitment of each such Applicant Financial Institution shall be consistent with the Commitment Schedule attached hereto as Annex 1 (the "Replacement Commitment Schedule") and, if necessary, each such Applicant Financial Institution hereby agrees to purchase on the Effective Date and to accept the assignment and transfer of a portion of the Maximum Short Term Facility Commitments and, as applicable, the Short Term Swingline Commitments held by the Existing Short Term Lenders consistent with the Replacement Commitment Schedule.

               (c) The Managing Administrative Agent hereby waives: (1) receipt of any Additional Lender Agreement or Assignment Agreement that would otherwise be required to be executed and delivered by such Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iii) of the Credit Agreement, and (2) the registration fee of $3,500.00 required to be delivered by each Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iv) of the Credit Agreement.

        3. Reallocation of Commitments. Notwithstanding whether any Applicant Financial Institution becomes a "Short Term Lender" under the Credit Agreement on the Effective Date pursuant to Paragraph 2 above, no later than 12:30 p.m. (Los Angeles time) on the Effective Date, each Short Term Lender signing this Amendment (including each Applicant Financial Institution, if any) will pay to the Managing Administrative Agent any amount necessary to cause such Short Term Lender's Short Term Facility Percentage Share of Short Term Loans outstanding and, as applicable, such Short Term Lender's Short Term Swing Line Percentage Share of Short Term Swing Loans outstanding to be consistent with the Replacement Commitment Schedule, and the Managing Administrative Agent shall thereupon remit to the Existing Short Term Lenders, as applicable, their shares of such funds. Fees and interest accrued with respect to Short Term Loans and Short Term Swing Loans to but not including the Effective Date shall be payable to the Existing Short Term Lenders in accordance with their respective Short Term Facility Percentage Shares and Short Term Swing Line Percentage Shares, as appropriate, in effect prior to the Effective Date.

        4. Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

-------------------------------------- -----------------------------------------
  Bank of America, N.A.                          Managing Administrative Agent;
                                                    Administrative Agent
-------------------------------------- -----------------------------------------
   JPMorgan Chase Bank                              Administrative Agent
-------------------------------------- -----------------------------------------
       Bank One, NA                                Co-Syndication Agents
     Deutsche Bank AG
-------------------------------------- -----------------------------------------
   The Bank of New York                             Documentation Agent
-------------------------------------- -----------------------------------------

        5. Reaffirmation of Credit Documents. Each of the Company, the Parent and each Subsidiary Guarantor hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company, the Parent and each Subsidiary Guarantor of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent or any Subsidiary Guarantor, or the rights of the Lenders, under the Credit Agreement and each other Credit Document or any other document or instrument made or given by the Company, the Parent or any Subsidiary Guarantor in connection therewith, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and
(c) except as expressly amended hereby, the Credit Documents remain in full force and effect as written.

        6. Effective Date. This Amendment shall be effective on and as of the day and year first above written (the "Effective Date") subject to the delivery to the Managing Administrative Agent of the following:

               (a) A copy of this Amendment, duly executed by the parties hereto.

               (b) A copy of the Short Term Facility Fee Letter, duly executed by the Company and each of the Short Term Lenders.

               (c) If any of the Applicant Financial Institutions has requested a promissory note or promissory notes in favor of such Applicant Financial Institution as evidence of the Obligations held by such Applicant Financial Institution, a duly executed copy of such promissory note or promissory notes.

               (d) Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent and each Subsidiary Guarantor as the Managing Administrative Agent may reasonably request.

               (e) A legal opinion of counsel to the Company, the Parent and each Subsidiary Guarantor in form and substance reasonably satisfactory to the Agents.

               (f) Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

        7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        8. Representations and Warranties. Each of the Company, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:

               (a) Each of the Company, the Parent and each Subsidiary Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company, the Parent and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Company, the Parent and each Subsidiary Guarantor enforceable against each such Person in accordance with its terms.

               (b) At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company, the Parent and each Subsidiary Guarantor contained in the Credit Agreement and each of the other Credit Documents are accurate and complete in all respects, (2) there has not occurred an Event of Default or Potential Default, (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole since September 30, 2003 and (4) no action, suit, investigation or proceeding is pending or threatened in or before any court, arbitrator or Governmental Authority that would, if decided adversely, have a material adverse effect on the Company or on the Parent and its consolidated Subsidiaries taken as a whole or on any transaction contemplated hereby or could have a material adverse effect on the Company, the Parent or their respective Subsidiaries or any transaction contemplated hereby or on the ability of the Company, the Parent or any Subsidiary Guarantor to perform its obligations under any of the Credit Documents to which it is party.

               (c) The financial statements, respectively dated December 31, 2002 and September 30, 2003, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of the Parent and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended.

                           [Signature pages following]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                        COUNTRYWIDE HOME LOANS, INC.,
                                        a New York corporation

                                        By /s/ Jennifer Sandefur
                                          --------------------------------------
                                        Name Jennifer Sandefur
                                             -----------------------------------
                                        Title Managing Director and Treasurer
                                              ----------------------------------

ACKNOWLEDGED AND AGREED TO:

COUNTRYWIDE FINANCIAL CORPORATION
(formerly known as Countrywide Credit Industries, Inc.), a Delaware corporation

By /s/ Jennifer Sandefur
   ----------------------------------
Name Jennifer Sandefur
     --------------------------------
Title Managing Director and Treasurer
      -------------------------------

COUNTRYWIDE HOME LOAN SERVICING LP,
a Texas limited partnership

        By:  COUNTRYWIDE GP, INC.,
             its general partner

             By /s/ Jennifer Sandefur
                ----------------------------------
             Name Jennifer Sandefur
                  --------------------------------
             Title Executive Vice President and Treasurer
                   --------------------------------------

                                    BANK OF AMERICA, N.A., as Managing
                                    Administrative Agent, Administrative Agent and a Short Term Lender

                                    By /s/ Elizabeth Kurilecz
                                       --------------------------------------
                                    Name Elizabeth Kurilecz
                                         --------------------------------------
                                    Title Managing Director
                                          -------------------------------------

                                    JPMORGAN CHASE BANK, as Administrative Agent and a Short Term Lender

                                    By /s/ Elisabeth H. Schwabe
                                       --------------------------------------
                                    Name Elisabeth H. Schwabe
                                         ------------------------------------
                                    Title Managing Director
                                          -----------------------------------

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    ABN Amro Bank N.V., as a Short Term Lender



                                    By:/s/ Neil R. Stein    /s/ Michael DeMarco
                                       -----------------------------------------
                                       Name: Neil R. Stein  Michael DeMarco
                                       Title: Group Vice    Assistant Vice
                                              President     President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Bank One, NA, as a Short Term Lender


                                    By: /s/ Mark Wasden
                                        ----------------------------------------
                                        Name: Mark Wasden
                                        Title: Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Barclays Bank PLC, as a Short Term Lender



                                    By: /s/ Alison McGuigan
                                        ----------------------------------------
                                        Name: Alison McGuigan
                                        Title: Associate Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    BNP Paribas, as a Short Term

                                    Lender

                                    By: /s/ Pierre Nicholas Rogers
                                        ----------------------------------------
                                        Name: Pierre Nicholas Rogers
                                        Title:  Managing Director

                                        /s/ Sandra F. Bertram
                                            Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    CIBC, Inc., as a Short Term Lender

                                    By: /s/ Gerald Girardi
                                        ----------------------------------------
                                        Name: Gerald Girardi
                                        Title: Executive Director
                                              CIBC World Markets Corp., as Agent

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Citicorp USA, Inc., as a Short Term Lender

                                    By: /s/ Yoko Otani
                                        ----------------------------------------
                                        Name: Yoko Otani
                                        Title: Managing Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                    BRANCEHS, as a Short Term Lender

                                    By: /s/ Yangling J. Si
                                        ----------------------------------------
                                        Name: Yangling J. Si
                                        Title: Assistant Vice President

                                    By: /s/ Karla Wirth
                                        ----------------------------------------
                                        Name: Karla Wirth
                                        Title: Assistant Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    CREDIT LYONNAIS NEW YORK BRANCH, as a Short
                                    Term Lender



                                    By: /s/ Kenneth Ricciardi
                                        ----------------------------------------
                                        Kenneth Ricciardi
                                        Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:


                                    Deutsche Bank AG, New York Branch, as a
                                    Short Term Lender

                                    By: /s/ Kevin M. McCann
                                        ----------------------------------------
                                        Name: Kevin M. McCann
                                        Title: Managing Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Fifth Third Bank, Cincinnati, OH, as a Short
                                    Term Lender

                                    By: /s/ Gary S. Losey
                                        ----------------------------------------
                                        Name: Gary S. Losey
                                        Title: AVP- Relationship Manager

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    HSBC Bank USA, as a Short Term Lender



                                    By: /s/ Paul M. Lopez
                                        ----------------------------------------
                                        Name: Paul M. Lopez
                                        Title: FVP

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    NORDDEUTSCHE LANDESBANK GIROZENTRALE NEW
                                    YORK AND/OR CAYMAN ISLANDS BRANCH, as a
                                    Short Term Lender



                                    By: /s/ Georg L. Peters
                                        ----------------------------------------
                                        Name: Georg L. Peters
                                        Title: Vice President

                                    By: /s/ Kathleen Alvarez
                                        ----------------------------------------
                                        Name: Kathleen Alverez
                                        Title: Assistant Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Royal Bank of Canada, as a Short Term Lender

                                    By: /s/ Scott Umbs
                                        ----------------------------------------
                                        Name: Scott Umbs
                                        Title: Authorized Signatory

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Societe Generale, as a Short Term Lender



                                    By: /s/ Charles D. Fischer, Jr.
                                        ----------------------------------------
                                        Name: Charles D. Fischer, Jr.
                                        Title: Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    The Bank of New York, as a Short Term Lender

                                    By: /s/ Paul Connolly
                                        ----------------------------------------
                                        Name: Paul Connolly
                                        Title: Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    UNION BANK OF CALIFORNIA, N.A., as a Short
                                    Term Lender



                                    By: /s/ Albert W. Kelley
                                        ----------------------------------------
                                        Name: Albert W. Kelley
                                        Title: Vice President

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    Wachovia Bank, National Association, as a
                                    Short Term Lender



                                    By: /s/ Thomas Stitchberry
                                        ----------------------------------------
                                        Name: Thomas Stitchberry
                                        Title: Managing Director

                                    SIGNATURE PAGE TO THE FOURTH AMENDMENT,
                                    DATED AS OF DECEMBER 15, 2003, TO THE
                                    REVOLVING CREDIT AGREEMENT, DATED AS OF
                                    DECEMBER 17, 2001, AMONG COUNTRYWIDE HOME
                                    LOANS, INC., BANK OF AMERICA, N.A., AS
                                    MANAGING ADMINISTRATIVE AGENT, BANK OF
                                    AMERICA, N.A. AND JPMORGAN CHASE BANK, AS
                                    ADMINISTRATIVE AGENTS, THE BANK OF NEW YORK,
                                    AS DOCUMENTATION AGENT, BANK ONE, NA AND
                                    DEUTSCHE BANK AG, AS CO-SYNDICATION AGENTS,
                                    THE OTHER FACILITY AGENTS AND THE LENDERS
                                    PARTY THERETO

                                    NAME OF INSTITUTION:



                                    WestLB AG, New York Branch, as a Short Term
                                    Lender



                                    By: /s/ Salvatore Battinelli
                                        ----------------------------------------
                                        Name: Salvatore Battinelli
                                        Title: Managing Director

                                    By: /s/ Lillian Tung Lum
                                        ----------------------------------------
                                        Name: Lillian Tung Lum
                                        Title: Executive Director